Pricing Supplement No. 4                      Rule 424(b)(2)

Dated:  September 15, 1998                    Registration No. 333-01737

(To Prospectus dated April 24, 1996, and Prospectus Supplement dated
July 2, 1996)

                                 NORWEST CORPORATION

                              Medium-Term Notes, Series J

                                  Variable Rate Notes

              Interest payable Quarterly on the 20th day of March, June,
                                 September and December

 Aggregate
 Principal       Proceeds     Date of  Maturity   Interest
  Amount        to Company     Issue     Date       Rate          Agent
------------   ------------  --------  --------   --------  -------------------

$250,000,000   $249,978,550  09/18/98  09/20/99    5.45%    JP Morgan
------------   ------------  --------  --------   --------  -------------------

------------   ------------  --------  --------   --------  -------------------

------------   ------------  --------  --------   --------  -------------------

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Other Terms:  CUSIP #66938FJW5
              3 Month LIBOR - 5 BPS
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